Exhibit 99.1

Bitmain-Backed BitFuFu (Finfront Holding Company), a World-Leading Digital Assets Cloud Mining Service Provider, Entered into a Definitive Merger Agreement with Arisz Acquisition Corp.

- The Transaction includes a $70 million fully committed PIPE financing at $10.00/share, led by Bitmain Technologies Holding Company (“Bitmain”), a world-leading cryptocurrency mining hardware manufacturer, and Antpool Technologies Holding Company (“Antpool”), a world-leading Bitcoin mining pool.

- BitFuFu was founded in 2020 with early investment from Bitmain and core founding team members from Bitmain.

- BitFuFu forecasts FY 2022 revenue of approximately $330 million1, representing a 230% YoY growth over its anticipated FY 2021 revenue of approximately $100 million2. The Company forecasts its non-GAAP adjusted FY 2022 EBITDA to be approximately $100 million1.

- BitFuFu expects to increase its cloud platform’s managed hashrate to a total of 10.0 EH/s by the end of 2022 (4.5 EH/s self-owned and 5.5 EH/s from third parties). Its total managed hashrate was 3.0 EH/s at the end of 2021 (100% from third parties).

- BitFuFu has been the only cloud-mining strategic partner of Bitmain to date and is an S-level client of Bitmain. BitFuFu has executed a strategic partnership agreement with Bitmain and entered into a 10-year mining hosting agreement with Bitmain globally including the United States.

- The merger between BitFuFu and Arisz Acquisition represents a pro forma enterprise value of approximately $1.5 billion3, or 4.6x 2022 projected revenue and 3.3x projected December 2022 annualized recurring revenue2. The combined company is expected to be renamed BitFuFu Inc. and become publicly listed in 3Q 2022 on Nasdaq under the ticker FUFU.

New York and Singapore – January 25, 2022 – Finfront Holding Company, a fast-growing digital asset mining service and world-leading cloud-mining service provider (“BitFuFu” or the “Company”), and Arisz Acquisition Corp. (Nasdaq: ARIZ), a publicly-traded special purpose acquisition company(“ARIZ”), today announced that they have entered into a definitive business combination agreement that will result in BitFuFu becoming a publicly listed company on NASDAQ under an anticipated ticker symbol “FUFU”. The transaction values the Company at a pro forma enterprise value of approximately $1.5 billion.

BitFuFu Overview

BitFuFu is a fast-growing company in the crypto-mining industry and is dedicated to fostering a secure, compliant, and transparent blockchain infrastructure by providing a variety of stable and intelligent hashrate service solutions. BitFuFu offers a one-stop mining solution for miners of all sizes from institutional customers to individual digital asset enthusiasts. It manages mining machines and mines on behalf of its users, allowing users the option of viewing and managing their rigs conveniently in real-time.

BitFufu’s innovative technologies are one of the key drivers for ensuring its leadership position in the industry. Its proprietary Aladdin system handles ultra-large scale hashrate management and dispatching. The system has the maximum capacity to simultaneously connect millions of miners and provide services that resolve critical mining problems arising from scalability, efficiency, authenticity, and securing hash power.

Notes:

1	Assuming an average Bitcoin price at $45,000 during 2022, based on a 30-day average of the close price of BTC (UTC time) of $45,216.4, ending in 1 day prior to the date of the definitive merger agreement. BTC price data is obtained from the latest data available in UTC time on yahoo finance.
2	Unaudited; based on BitFuFu’s management estimates.
3	Assuming no redemptions of shares by ARIZ’s existing public stockholders.

The Company had a hosting capacity of 140 MW at the end of 2021 across its global mining facilities network and strategic partnership with Bitmain.

BitFuFu received early investment from Bitmain, a world-leading cryptocurrency mining hardware manufacturer. The Company has been the only cloud-mining strategic partner of Bitmain to date and has executed a 10-year mining hosting contract with Bitmain, offering it competitive advantages such as preferential access to mining sites, miners, new markets, and improved operational efficiencies.

Transaction Overview

The Transaction values the combined company at an implied fully diluted pro forma enterprise value of approximately $1.5 billion3, representing a 4.6x 2022 projected revenue of approximately $330 million1, and 3.3x projected December 2022 annualized recurring revenue of approximately $465 million1.

The Transaction is expected to provide more than $129 million in net cash proceeds to BitFuFu at closing, after transaction expenses and assuming no redemptions of shares by ARIZ’s existing public stockholders. Existing BitFuFu stockholders are retaining 100% of their equity in the combined company. The proceeds from the Transaction are expected to fund mining equipment purchases and infrastructure build-out as the Company expands its leadership position in the industry.

The BitFuFu and ARIZ Boards of Directors have unanimously approved the proposed merger, which is expected to be completed in the third quarter of 2022, subject to, among other things, regulatory approval, the approval by BitFuFu’s and ARIZ’s stockholders of the proposed merger and satisfaction or waiver of other customary closing conditions.

BitFuFu’s management team, led by its founder Leo Lu, will continue to run the Company after the transaction.

Key Partner Remarks

Clark Du, President of Bitmain Mining Division commented, “Leo and his team have made remarkable contributions to Bitmain and I have strong faith in his ability to lead BitFuFu to the next level. BitFuFu is the only cloud-mining strategic partner of Bitmain to date, and I look forward to further strengthening our business partnership with BitFuFu in the foreseeable future. I would like to congratulate Mr. Lu and his team for achieving today’s milestone.”

Lei Lv, Autorized Representative of Antpool commented, “Participating in the PIPE financing is more than just an investment for us. BitFuFu has been a critical and long-standing strategic partner to Antpool in the global digital asset mining industry, and we have clear synergies to continue creating value. In the future, we will expand upon our various user acquisition and marketing collaborations to continue driving the rapid growth of our platforms.”

Management Remarks

Leo Lu, Founder, and CEO of BitFufu said, “Entering this transaction now is the most optimal and strategic timing for enduring our rapid growth trajectory and increasing our global footprint in the crypto-mining industry. We are the one-stop hashrate solution provider for miners of all sizes, providing a variety of innovative technologies, service solutions, and a global mining network to efficiently mine digital assets. Our highly diversified business model that will include cloud-mining, self-mining, and miner hosting will allow us to effectively manage market volatility and hedge against unforeseen regulatory changes. This milestone of becoming a publicly-traded company through our merger with ARIZ will further drive improvements to our corporate governance, increase transparency, and attract new talent to help us achieve our vision of becoming the top digital asset mining company.”

Echo Hindle-Yang, Chairwoman and CEO of Arisz Acquisition Corp. commented, “We are thrilled to enter into the merger agreement with BitFuFu. What Leo and BitFuFu team have been achieved to date attests to the management team’s excellent execution, industry expertise and the strong partnership with Bitmain. Our team at ARIZ strongly believes that BitFuFu’s strategy of streamlining the up and downstream industry resources provides them with a true competitive advantage and will allow them to continue replicating their successes. From now until the closing of the transaction, helping the company prepare and transition to the public markets is our focus, so we can work together and drive long-term value to all of the shareholders.

Advisors

Chardan is acting as M&A and Capital Markets advisor to ARIZ.

Wilson Sonsini Goodrich & Rosati and Harney Westwood & Riegels are acting as legal counsels to Finfront Holding Company. Loeb & Loeb LLP is acting as a legal counsel to ARIZ.

About BitFuFu

BitFuFu is a fast-growing digital asset mining service and world-leading cloud-mining service provider. BitFuFu has been invested by, and is the only cloud-mining strategic partner of Bitmain to date, a world-leading cryptocurrency mining hardware manufacturer.

BitFuFu is dedicated to fostering a secure, compliant, and transparent blockchain infrastructure, providing a variety of stable and intelligent hashrate service solutions to a global customer base. Leveraging its expanding global mining facility network and strategic partnership with Bitmain, BitFuFu enables institutional customers and digital asset enthusiasts to mine digital assets efficiently. With a robust business model covering cloud-mining, miner hosting, and self-mining, BitFuFu is well-positioned to weather market volatility and facilitate the vertical integration of global digital asset mining industry.

About Arisz Acquisition Corp.

ARIZ is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. ARIZ completed its IPO on November 22, 2021 and intends to use the proceeds of the offering to fund such business combination.

Important Information about the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Arisz (or a subsidiary of Arisz) intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 or Form F-4, which will include and also serve as a proxy statement (the “Registration Statement”) that will be distributed to holders of Arisz common stock in connection with Arisz’s solicitation of proxies for the vote by Arisz’s stockholders with respect to the Proposed Business Combination and other matters as described in the Registration Statement. Arisz will mail a definitive proxy statement (the “Proxy Statement”), when available, to its shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARISZ, THE COMPANY AND THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of the Registration Statement and prospectus (when available) and all other documents filed with the SEC by Arisz through the website maintained by the SEC at http://www.sec.gov, or by directing a request to Arisz at 199 Water St, 31st Floor, New York, NY 10038. The information contained on, or that may be accessed through, the website referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described herein, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending business combination, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Arisz and the Company to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of the Company or Arisz; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Arisz’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) risks associated with the financing of the proposed transaction; (ix): risks relating to the digital assets and blockchain sectors, including the price volatility of digital assets, limited availability of power resources, changes in the reward structure for solving digital assets, evolving legal and regulatory environment, security attacks and breaches, and changes in the economic, geopolitical and natural conditions; and (x) risks relating to the combined company’s ability to enhance its services and products, execute its business strategy, expand its customer base and maintain stable relationship with its business partners.

A further list and description of risks and uncertainties can be found in the Prospectus dated November 17, 2021 relating Arisz’s initial public offering and in the Registration Statement and proxy statement that will be filed with the SEC by Arisz and/or its subsidiary in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Arisz, the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Arisz or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Arisz and the Company, and certain shareholders of Arisz, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Arisz common stock in respect of the proposed transaction. Information about Arisz’s directors and executive officers and their ownership of Arisz common stock is set forth in the Prospectus dated November 17, 2021 and filed with the SEC as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of that filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement/proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

BitFuFu and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Arisz in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Registration Statement/proxy statement pertaining to the proposed transaction when it becomes available for the proposed business combination.

For investor and media inquiries, please contact:

BitFuFu

BitFuFu Investor Relations

ir@bitfufu.com

Arisz Acquisition Corp.

Arisz Investor Relations

ir@ariszacquisition.com

Christensen Advisory

Bitfufu@christensenir.com

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